GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated December 6, 2024

to the Prospectus, Summary Prospectuses, and
Statement of Additional Information (“SAI”)

Dated May 1, 2024

Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund only:

The Board of Trustees (the “Board”) of each of Guardian Large Cap Fundamental Growth VIP Fund and Guardian Large Cap Disciplined Growth VIP Fund (each, a “Fund” and collectively, the “Funds”) has approved a change in each Fund’s subclassification from diversified to non-diversified and to eliminate the Funds’ related fundamental investment policy, pending shareholder approval of the change at a special shareholder meeting currently expected to be held on January 31, 2025 (the “Special Shareholder Meeting”). The change in subclassification to a non-diversified Fund would mean that each Fund could invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings could affect overall performance of a Fund. Shareholders of the Funds will be asked to approve the change in subclassification of each Fund from diversified to non-diversified at the Special Shareholder Meeting.

Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund only:

The Board has approved the operation in a “manager-of-managers” arrangement, as described in the section of the Prospectus entitled “Manager-of-Managers Arrangement,” with respect to the following Funds: Guardian Mid Cap Traditional Growth VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Balanced Allocation VIP Fund, Guardian Short Duration Bond VIP Fund, and Guardian Total Return Bond VIP Fund. Pending shareholder approval at the Special Shareholder Meeting, each of these Funds would be able to rely on an exemptive order received by the Manager and the Trust from the Securities and Exchange Commission which permits the Manager, under certain circumstances and with approval of the Board, to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of a Fund without obtaining shareholder approval. Shareholders of the Funds will be asked to approve the operation in a “manager-of-managers” arrangement with respect to these Funds at the Special Shareholder Meeting.

Shareholders of record on October 31, 2024 will receive proxy materials that will provide additional information about the above proposals. The foregoing is not a solicitation of a proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.